Securities and Exchange Commission
                     Washington, D.C.  20549

                           FORM 8-K/A

         Amendment to Current Report dated June 23, 2003

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 7, 2003



                          ROUNDY'S, INC.
           ---------------------------------------------
          (Exact name of registrant as specified in its charter)


   Wisconsin               002-94984               39-0854535
---------------         ---------------           -------------
(State or other        (Commission File          (IRS Employer
jurisdiction of             Number)              Identification
 incorporation)                                       No.)





          23000 Roundy Drive, Pewaukee, Wisconsin  53072
          ----------------------------------------------
             (Address of Principal Executive Offices)


 Registrant's telephone number, including area code: (262) 953-7999



                         Not Applicable
            -------------------------------------------
  (Former name or former address, if changed since last report)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 23, 2003, Registrant, Roundy's, Inc. (the "Company") filed a current report on Form 8-K (the "Original Current Report") to report the acquisition of certain of the assets of Fleming Companies, Inc. and Rainbow Food Group, Inc.(collectively, the "Seller"), relating to thirty-one (31) retail grocery stores. Subsequent to such filing, on June 23, 2003, the Company acquired one (1) additional retail grocery store, located in Plymouth, Minnesota, from the Seller for a purchase price of approximately $300,000 plus the cost of merchandise inventory of approximately $102,000. Also subsequent to such filing, the Company sold one (1) store outside the Minneapolis-St. Paul metropolitan area (located near Wausau, Wisconsin) to an independent licensed Pick 'n Save operator in the area.

     At the time of the Original Current Report, the Company lacked sufficient financial information to enable it to determine whether the acquired assets met the "significant subsidiary test" under Item 1-02(w) of Regulation S-X (as provided in Item 3-05(b)(1) of Regulation S-X) at a level which would require the filing of audited, unaudited interim, and pro forma financial statements for and with respect to the acquired assets. Based upon financial information which has become available and an analysis which was completed by the Company since the Original Current Report, the Company has determined that the acquired assets do not meet such tests and, accordingly, that such financial statements are not required. Accordingly, the Company will not file such financial statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. As set forth in Item 2, the Company has, since the filing of its Original Current Report on Form 8-K on June 23, 2003, determined that the acquired assets do not meet any of the "significant subsidiary tests" of Item 1-02(w) of Regulation S-X as provided in Item 3-05 (b)(1) of Regulation S-X and, therefore, that the financial statements otherwise prescribed by this Item 7(a) are not required to be filed and that the Company will not file such financial statements.

     (b)  PRO FORMA FINANCIAL INFORMATION.  As set forth in
Item 2, the Company has, since the filing of its original Current Report on Form 8-K on June 23, 2003, determined that the acquired assets do not meet any of the "significant subsidiary tests" of
Item 1-02(w) of Regulation S-X as provided in Item 3-05 (b)(1) of Regulation S-X and, therefore, that the pro forma financial statements otherwise prescribed by this Item 7(a) are not required to be filed and that the Company will not file such pro forma financial statements.

     (c)  EXHIBITS.  None.

                           SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROUNDY'S, INC.
                                   (Registrant)



Date: August 21, 2003              By:   /s/ Darren W. Karst
                                         --------------------
                                   DARREN W. KARST
                                   Executive Vice President &
                                   Chief Financial Officer